                                                                    EXHIBIT 99.1
                      Report of Independent Accountants


To the Board of Directors
American General Hospitality Corporation:

         We have audited the accompanying combined balance sheets and financial statement schedule of the FSA Portfolio Acquisition Hotels (described in Note 1) as of December 31, 1996 and September 30, 1997 and the related combined statements of operations, equity and cash flows for the years ended December 31, 1995 and 1996, and for the nine month period ended September 30, 1997. These combined financial statements are the responsibility of the FSA Portfolio Acquisition Hotels' management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission ("SEC") as described in Note 1 to the financial statements and are not intended to be a complete presentation of the FSA Portfolio Acquisition Hotels.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of the FSA Portfolio Acquisition Hotels as of December 31, 1996 and September 30, 1997 and the combined results of their operations and their cash flows for the years ended December 31, 1995 and 1996, and for the nine month period ended September 30, 1997, in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedule referred to above which is presented for the purpose of additional analysis and to comply with the rules and regulations of the SEC, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information required to be included therein.

                                       COOPERS & LYBRAND L.L.P.




Dallas, Texas
January 15, 1998

                       FSA PORTFOLIO ACQUISITION HOTELS

                           COMBINED BALANCE SHEETS

                                                                          December 31,     September 30,
                                ASSETS                                        1996             1997
                                                                         --------------    --------------
 Investments in hotel properties, at cost:

     Land and land improvement.........................................  $  17,410,300     $  17,410,300

     Buildings and improvements........................................    153,600,775       156,963,663

     Furniture, fixtures and equipment.................................     13,817,423        23,559,780
                                                                         --------------    --------------

                                                                           184,828,498       197,933,743

 Less accumulated depreciation.........................................    (11,870,537)      (17,834,042)
                                                                         --------------    --------------

 Net investment in hotel properties....................................    172,957,961       180,099,701

 Cash and cash equivalents.............................................      6,115,749         5,848,141

 Accounts receivable, net..............................................      3,650,813         4,115,546

 Intercompany receivable...............................................      1,314,695         1,635,944

 Inventories...........................................................        450,067           479,897

 Prepaid expenses......................................................        775,341         1,209,378

 Other assets, net.....................................................        443,216           498,040
                                                                         --------------    --------------

             Total assets..............................................  $ 185,707,842     $ 193,886,647
                                                                         ==============    ==============

                        LIABILITIES AND EQUITY

 Accounts payable, trade...............................................  $   1,156,129     $   1,080,662

 Accrued expenses and other liabilities................................      3,475,479         5,459,184
                                                                         --------------    --------------

             Total liabilities.........................................      4,631,608         6,539,846
                                                                         --------------    --------------

 Commitments and contingencies (Notes 4 and 5)

 Capital...............................................................    198,664,240       190,258,581

 Accumulated deficit...................................................    (17,588,006)       (2,911,780)
                                                                         --------------    --------------

             Total equity..............................................    181,076,234       187,346,801
                                                                         --------------    --------------

             Total liabilities and equity..............................  $ 185,707,842     $ 193,886,647
                                                                         ==============    ==============



         The accompanying notes are an integral part of these combined financial statements.

                       FSA PORTFOLIO ACQUISITION HOTELS

                       COMBINED STATEMENTS OF OPERATIONS

                                                  For the Years Ended         For the Nine Month Period Ended
                                                     December 31,                       September 30,
                                            --------------------------------  ---------------------------------
                                                 1995             1996              1996            1997
                                            ---------------  ---------------  ---------------- ----------------
                                                                                (unaudited)
 Revenues:

     Room revenue.......................... $   49,889,032   $   53,420,099   $    41,249,204  $    52,212,194

     Food and beverage revenue.............     12,559,730       13,093,606         9,484,045       11,920,407

     Lease revenue.........................        415,799          433,136           296,952          353,972

     Other revenue.........................      3,754,443        4,064,616         3,062,649        3,483,513
                                            ---------------  ---------------  ---------------- ----------------

             Total revenues................     66,619,004       71,011,457        54,092,850       67,970,086
                                            ---------------  ---------------  ---------------- ----------------

 Expenses:

     Property operating costs and
       expenses............................     14,513,577       15,385,916        11,729,413       13,553,302

     Food and beverage costs and expenses..     10,257,783       10,696,785         7,814,850        9,340,014

     General and administrative............      7,058,768        7,412,892         5,472,295        5,704,824

     Advertising and promotion.............      4,476,519        5,243,745         3,907,476        4,535,476

     Repairs and maintenance...............      3,847,221        4,029,018         2,970,054        3,166,285

     Utilities.............................      4,194,643        4,308,091         3,273,599        3,295,026

     Management fees.......................      1,465,413        1,453,691         1,113,672        1,423,762

     Franchise costs.......................      2,114,220        1,863,307         1,426,694        1,915,319

     Depreciation..........................      5,629,152        6,241,385         4,681,039        5,963,505

     Real estate and personal property
       taxes, and property insurance.......      3,282,075        3,584,526         2,747,393        2,624,371

     Other expenses........................      2,269,517        1,961,239         1,340,197        1,771,976
                                            ---------------  ---------------  ---------------- ----------------

             Total expenses................     59,108,888       62,180,595        46,476,682       53,293,860
                                            ---------------  ---------------  ---------------- ----------------

             Net income.................... $    7,510,116   $    8,830,862   $     7,616,168  $    14,676,226
                                            ===============  ===============  ================ ================



         The accompanying notes are an integral part of these combined financial statements.

                       FSA PORTFOLIO ACQUISITION HOTELS

                         COMBINED STATEMENTS OF EQUITY

                                                                    Equity
                                                               -----------------
 Balance, December 31, 1994................................... $    175,645,663

     Net income...............................................        7,510,116

     Capital contributions....................................        3,235,946

     Distributions............................................       (6,833,286)
                                                               -----------------

 Balance, December 31, 1995...................................      179,558,439

     Net income...............................................        8,830,862

     Capital contributions....................................        4,461,757

     Distributions............................................      (11,774,824)
                                                               -----------------

 Balance, December 31, 1996...................................      181,076,234

     Net income...............................................       14,676,226

     Capital contributions....................................       14,820,420

     Distributions............................................      (23,226,079)
                                                               -----------------

 Balance, September 30, 1997.................................. $    187,346,801
                                                               =================

         The accompanying notes are an integral part of these combined financial statements.

                       FSA PORTFOLIO ACQUISITION HOTELS

                       COMBINED STATEMENTS OF CASH FLOWS

                                                        For the Years Ended        For the Nine Month Period Ended
                                                            December 31,                     September 30,
                                                  -------------------------------- ---------------------------------
                                                       1995             1996            1996             1997
                                                  --------------- ---------------- ---------------- ----------------
                                                                                      (unaudited)
 Cash flows from operating activities:
     Net income.................................. $    7,510,116  $     8,830,862  $     7,616,168  $    14,676,226

     Adjustments to reconcile net income to net cash provided by operating activities:

       Depreciation..............................      5,629,152        6,241,385        4,681,039        5,963,505

     Changes in assets and liabilities:

       Accounts receivable.......................     (1,641,507)        (717,628)      (1,148,983)        (464,733)

       Intercompany receivable...................        (57,130)         (28,256)         (13,561)        (321,249)

       Inventories...............................       (111,670)         (15,978)          (4,247)         (29,830)

       Prepaid expenses..........................       (620,467)          (9,300)         (56,231)        (434,037)

       Other assets..............................       (233,774)         (21,772)        (356,833)         (54,824)

       Accounts payable, trade...................        511,021         (426,348)        (227,061)         (75,467)

       Accrued expenses and other liabilities....       (662,190)       1,021,258        2,079,041        1,983,705
                                                  --------------- ---------------- ---------------- ----------------

          Net cash provided by operating
            activities...........................     10,323,551       14,874,223       12,569,332       21,243,296
                                                  --------------- ---------------- ---------------- ----------------

 Cash flows from investing activities:

     Improvements and additions to hotel
       properties................................     (5,248,803)      (5,476,695)      (2,367,533)     (13,105,245)
                                                  --------------- ---------------- ---------------- ----------------

          Net cash used in investing activities..     (5,248,803)      (5,476,695)      (2,367,533)     (13,105,245)
                                                  --------------- ---------------- ---------------- ----------------

 Cash flows from financing activities:

     Capital contributions.......................      3,235,946        4,461,757        1,441,332       14,820,420

     Distributions paid..........................     (6,833,286)     (11,774,824)     (10,384,556)     (23,226,079)
                                                  --------------- ---------------- ---------------- ----------------

          Net cash used in financing activities..     (3,597,340)      (7,313,067)      (8,943,224)      (8,405,659)
                                                  --------------- ---------------- ---------------- ----------------

 Net change in cash and cash equivalents.........      1,477,408        2,084,461        1,258,575         (267,608)

 Cash and cash equivalents at beginning of
   periods....................................... $    2,553,880  $     4,031,288  $     4,031,288  $     6,115,749
                                                  --------------- ---------------- ---------------- ----------------

 Cash and cash equivalents at end of periods..... $    4,031,288  $     6,115,749  $     5,289,863  $     5,848,141
                                                  =============== ================ ================ ================



         The accompanying notes are an integral part of these combined financial statements.

                       FSA PORTFOLIO ACQUISITION HOTELS

                    NOTES TO COMBINED FINANCIAL STATEMENTS



1.       Organization and Basis of Presentation

         Organization - American General Hospitality Operating Partnership, L.P. (the "Operating Partnership"), a subsidiary of American General Hospitality Corporation (the "Company" or "Registrant"), has contracted to acquire a 100% equity interest in 14 hotels (the "FSA Portfolio Acquisition Hotels") from entities (the "Selling Entities") unaffiliated with the Operating Partnership. American General Hospitality Corporation (the "Company"), established to acquire, own and lease hotel properties, was formed as a Maryland corporation qualifying as a real estate investment trust ("REIT"). The Company completed an Initial Public Offering of its common stock on July 31, 1996.

         Basis of Presentation - The FSA Portfolio Acquisition Hotels are under common control by virtue of various contractual agreements, and it is intended that every Selling Entity be the subject of a business combination with the Company. Therefore, the accompanying financial statements of the FSA Portfolio Acquisition Hotels have been presented on a combined basis and have been prepared to comply with the rules and regulations of the Securities and Exchange Commission ("SEC"). The FSA Portfolio Acquisition Hotels consist of the following:

                                                                                                          No. of
                                 Property Name                                   Location                 Rooms
                                 -------------                                   --------                 ------
             Select Inn Bloomington                                 Bloomington, Minnesota                 148
             Courtyard by Marriott Century City                     Century City, California               134
             DoubleTree Resort Surfside Clearwater Beach            Clearwater Beach, California           426
             Ramada Inn Gulfview Clearwater Beach                   Clearwater Beach, California           289
             Holiday Inn Fort Lauderdale Beach                      Fort Lauderdale Beach, Florida         240
             Howard Johnson Resort Key Largo                        Key Largo, Florida                     100
             Courtyard by Marriott Disney Village                   Lake Buena Vista, Florida              323
             Holiday Inn Madeira Beach                              Madeira Beach, California              149
             Courtyard by Marriott Marina del Rey                   Marina del Rey, California             276
             Mystic Hotel                                           Mystic, Connecticut                     77
             Holiday Inn Richmond West                              Richmond, Virginia                     280
             Radisson Inn Rochester                                 Rochester, New York                    171
             Holiday Inn Forest Park St. Louis                      St. Louis, Missouri                    120
             DoubleTree Hotel Tampa Airport                         Tampa, Florida                         496

         The Selling Entities conducted business so that income taxes were the responsibility of the owners. Substantially all of the assets and operations of the Selling Entities will be acquired by the Company, which is a REIT and accordingly, not subject to federal income taxes. Therefore, the financial statements have been presented with no provision for federal income taxes.

2.       Summary of Significant Accounting Policies

         Investment in Hotel Properties - The individual hotel properties were acquired by the respective Selling Entities during the period from 1992 to 1994, either through foreclosure or deed-in-lieu of foreclosure of the collateral of the loan receivables. Hotel properties are stated at the lower of cost or fair value less selling costs and are depreciated using the straight-line method over estimated useful lives of 39 years for buildings and improvements and 5 to 10 years for furniture, fixtures and equipment.

                       FSA PORTFOLIO ACQUISITION HOTELS

         The individual Selling Entities review the carrying value of each property to determine if circumstances exist indicating an impairment in the carrying value of the investment of the hotel property or that depreciation periods should be modified. If facts or circumstances support the possibility of impairment, the affected Selling Entity will prepare a projection of the undiscounted future cash flows, without interest charges, of the specific hotel property and determine if the investment in the hotel property is recoverable based on the undiscounted future cash flows.

         Maintenance and repairs are charged to operations as incurred; major renewals and betterments are capitalized. Upon the sale or disposition of a fixed asset, the asset and the related accumulated depreciation are removed from the accounts and the gain or loss is included in operations.

         Cash and Cash Equivalents - All highly liquid investments with a maturity of three months or less when purchased are considered to be cash equivalents.

         Inventories - Inventories consist primarily of supplies, food and beverage items, china, glass and silver, and linen and are stated at the lower of cost (generally, first-in, first-out) or market.

         Income Taxes - The Selling Entities conducted business so that income taxes were the responsibility of their respective owners. The owners' tax returns and the amount of allocable income or loss are subject to examination by federal and state taxing authorities. If such examinations result in changes to income or loss, the tax liability of said owners could be changed accordingly. The Company is a REIT under the Code and accordingly not subject to corporate income taxes. Accordingly, the financial statements contain no provision for federal income taxes.

         Revenue Recognition - Revenue is recognized as earned. Ongoing credit evaluations are performed and an allowance for potential credit losses is provided against the portion of accounts receivable which is estimated to be uncollectible.

         Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

         Recently Issued Statement of Financial Accounting Standards - The FSA Portfolio Acquisition Hotels adopted the Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," during the year ended December 31, 1995. The adoption of SFAS No. 121 had no material effect on the FSA Portfolio Acquisition Hotels financial statements.

         Interim Financial Information - The interim financial statements for the period ended September 30, 1996 have been prepared pursuant to the rules and regulations of the SEC. The accompanying interim financial statements reflect, in the opinion of management, all adjustments necessary for a fair presentation of the interim financial statements. All such adjustments are of a normal and recurring nature.

                       FSA PORTFOLIO ACQUISITION HOTELS

3.       Lease Revenue

         The Select Inn Bloomington hotel is operated by a third party entity under a Fee Lease which expires in December 2000 with one extension option of 10 years. Minimum future rental income under the Fee Lease at September 30, 1997 is as follows:

               Year                                                Amount
               ----                                            ---------------
               1997........................................... $       80,000
               1998...........................................        320,000
               1999...........................................        320,000
               2000...........................................        320,000
                                                               ---------------

                                                               $    1,040,000
                                                               ===============

         In addition to the $320,000 annual base rent, a percentage rent shall be paid equal to 23% of the amount, if any, by which the annual gross sales, as defined, shall exceed $1,391,304. The lease requires the tenant to pay all expenses of owning and operating the hotel, including real estate taxes and structural maintenance and repairs.

         The Mystic Hotel was operated by a third party entity under a Fee Lease that terminated in December 1995. Upon the termination of the lease, the lessor retained all rights and obligations related to owning and operating the hotel.


4.       Ground Leases

         Three of the FSA Portfolio Acquisition Hotels are subject to ground leases with third parties with respect to the land underlying each such hotel. The ground leases require the tenant to pay all expenses of owning and operating the hotels, including real estate taxes and structural maintenance and repairs.

         The Radisson Inn Rochester hotel is encumbered by a ground lease expiring on December 31, 2021 with two 25 year renewal options. The lease requires minimum annual rent payments of $60,000 through 1999 and thereafter an annual rent of $60,000 plus a percentage rent payment equal to 1% of gross receipts in excess of the minimum annual rent.

         The DoubleTree Resort Surfside Clearwater Beach hotel is encumbered by a ground lease expiring in February 2079. Annual lease payments are based upon the greater of a $283,970 base rent or a percentage rent equal to 3% of gross room revenues and 1% of gross receipts from the sale of food and beverage. The annual base rent shall be adjusted every 10 years to equal the average rental payments for the preceding 10 year period.

         The Courtyard by Marriott Disney Village hotel is encumbered by a ground lease expiring on September 30, 2046. Annual lease payments are based upon the greater of a $500,000 base rent or a percentage rent equal to 8.5% of gross room revenues, 4% of gross receipts from the sale of food, 6% of gross receipts from the sale of beverages, 25% of gross receipts from subleases, concessionaires and rent of exhibition, and meeting and conference facilities, and 7% of gross receipts from all other sources, including sale of merchandise, service charges, and vending machines. The annual base rent shall be adjusted every five years to the greater of the minimum annual rent during the prior five years or 75% of the average total rent paid during such five year period.

                       FSA PORTFOLIO ACQUISITION HOTELS

         Minimum future rental payments required under the ground leases at September 30, 1997 are as follows:


               Year                                                Amount
               ----                                            ---------------
               1997........................................... $      210,992
               1998...........................................        843,970
               1999...........................................        843,970
               2000...........................................        843,970
               2001...........................................        843,970
               Thereafter.....................................     45,849,660
                                                               ---------------

                                                               $   49,436,532
                                                               ===============

         Ground lease expense included in Other expenses was $1,005,460 and $1,531,659, for the years ended December 31, 1995 and 1996, respectively, and $1,168,050 for the nine month period ended September 30, 1997.

5.       Commitments

         Management fees represent amounts paid to third party entities for various operational services. The base management fee is based upon a percentage of gross revenues ranging from 1% to 2%. An incentive fee is paid based upon a percentage of gross operating profits ranging from 2.25% to 4.5%. Management and incentive fees of $1,465,413 and $1,453,691 were paid as of December 31, 1995 and 1996, respectively, and $1,423,762 was paid for the nine month period ended September 30, 1997.

         Franchise fees represent the annual expense for franchise royalties, sales and advertising expenses and reservation services under the terms of hotel franchise agreements. Franchise fees are based upon a percentage of gross room revenue ranging from 3.25% to 7.5%.

         In addition, accounting fees are paid for various record keeping services ranging from $500 to $3,000 per month.

6.       Fair Value of Financial Instruments

         Statement of Financial Accounting Standards No. 107 requires all entities to disclose the fair value of certain financial instruments in their financial statements. Accordingly, the FSA Portfolio Acquisition Hotels report the carrying amount of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and other liabilities at cost which approximates fair value due to the short maturity of these instruments.

7.       Related Party Transactions

         Intercompany receivables related to hotel operations are due from affiliates of the owners in the amount of $1,314,695 and $1,635,944 as of December 31, 1996 and September 30, 1997, respectively, and are non-interest bearing.

8.       Subsequent Events

         As discussed in Note 1, the Company has entered into an agreement to purchase the FSA Portfolio Acquisition Hotels in 1998. The acquisition will be accounted for by the Company using the purchase method of accounting. These financial statements do not reflect any transaction in connection with the acquisition of the FSA Portfolio Acquisition Hotels by the Company.

                       FSA PORTFOLIO ACQUISITION HOTELS
            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
               as of and for the period ended September 30, 1997


Real estate as of September 30, 1997:
------------------------------------

                                                                                                                       Life Upon
                                                                   Accumulated      Net                                  Which
                                                                   Depreciation  Book Value                Expected   Depreciation
                               Land and  Building and              Building and Building and    Date of     Date of   in Statement
   Description              Improvements Improvements    Total     Improvements Improvements Construction Acquisition Is Computed
   -----------              ------------ ------------ ------------ ------------ ------------ ------------ ----------- ------------

Select Inn Bloomington..... $    200,000 $  1,800,000 $  2,000,000 $    150,192 $  1,849,808     1962         1998       39 Yrs.

Courtyard by Marriott
  Century City.............    1,400,000   13,081,381   14,481,381    1,147,490   13,333,891     1986         1998       39 Yrs.

DoubleTree Resort Surfside
  Clearwater Beach.........    3,771,500   33,943,500   37,715,000    2,832,251   34,882,749     1980         1998       39 Yrs.

Ramada Inn Gulfview
  Clearwater Beach.........    2,062,400   23,158,550   25,220,950    2,466,905   22,754,045     1969         1998       39 Yrs.

Holiday Inn Fort
  Lauderdale Beach.........    1,616,700   21,608,966   23,225,666    2,623,866   20,601,800     1969         1998       39 Yrs.

Howard Johnson Resort
  Key Largo................      900,000    8,204,855    9,104,855      696,808    8,408,047     1971         1998       39 Yrs.

Courtyard by Marriott
  Disney Village...........    1,210,000   11,511,982   12,721,982    1,032,888   11,689,094     1972         1998       39 Yrs.

Holiday Inn
  Madeira Beach............    1,311,900   15,212,513   16,524,413    1,665,330   14,859,083     1972         1998       39 Yrs.

Courtyard by Marriott
  Marina del Rey...........    1,436,200   18,125,668   19,561,868    2,117,070   17,444,798     1976         1998       39 Yrs.

Mystic Hotel...............      370,000    3,696,993    4,066,993      351,153    3,715,840     1967         1998       39 Yrs.

Holiday Inn
  Richmond West............    1,078,700   11,216,786   12,295,486    1,111,343   11,184,143     1975         1998       39 Yrs.

Radisson Inn
  Rochester................      400,000    3,759,666    4,159,666      332,274    3,827,392     1971         1998       39 Yrs.

Holiday Inn Forest
  Park St. Louis...........      430,000    4,055,880    4,485,880      360,038    4,125,842     1978         1998       39 Yrs.

DoubleTree Hotel
  Tampa Airport............    1,222,900   11,146,703   12,369,603      946,434   11,423,169     1972         1998       39 Yrs.

                            ------------ ------------ ------------ ------------ ------------

                            $ 17,410,300 $180,523,443 $197,933,743 $ 17,834,042 $180,099,701
                            ============ ============ ============ ============ ============

                       FSA PORTFOLIO ACQUISITION HOTELS
            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION
        as of and for the period ended September 30, 1997 - (Continued)



    Reconciliation of Real Estate:
    -----------------------------
       Balance at December 31, 1995........................... $   179,351,803

         Additions............................................       5,476,695
                                                               ----------------

       Balance at December 31, 1996...........................     184,828,498

         Additions............................................      13,105,245
                                                               ----------------

       Balance at September 30, 1997.......................... $   197,933,743
                                                               ================


    Reconciliation of Accumulated Depreciation:
    ------------------------------------------

       Balance at December 31, 1995........................... $     5,629,152

         Depreciation.........................................       6,241,385
                                                               ----------------

       Balance at December 31, 1996...........................      11,870,537

         Depreciation.........................................       5,963,505
                                                               ----------------

       Balance at September 30, 1997.......................... $    17,834,042
                                                               ================